---------------------------------------------------------------
                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 31

PATF ANR 11/98

                             LETTER TO SHAREHOLDERS




October 22, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. However, the United
States has been relatively unscathed by                  [PHOTO]
the turmoil in many overseas markets.
In fact, the U.S. fixed-income markets
benefited as many investors moved
assets from stocks into more
conservative fixed-income investments.    DENNIS J. MCDONNELL AND DON G. POWELL
The volatility also forced yield
spreads to widen between Treasuries and
high-yield securities, corporate bonds, and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
    Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
    Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.3 percent during the nine months through September, while wholesale prices actually fell during the same period.

MARKET OVERVIEW
    The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term

                                                            Continued on page  2

Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm.
    In the tax-exempt market, the supply of municipal bonds surged as municipalities rushed to take advantage of lower interest rates. Through the first nine months of the year, municipal bond issuance was on pace to eclipse the previous record of $293 billion, set in 1993. During the nine months through September, the Bond Buyer Municipal Index gained 3.18 percent, with strength concentrated among longer-term, higher-quality issues. As a result of the uneven drop in rates, yields on long-term tax-exempt bonds climbed to roughly 95 percent of those for similarly dated Treasury bonds, the most attractive relative valuation since 1986. The 5.09 percent yield on the Bond Buyer municipal index at the end of the reporting period was equivalent to a 7.95 percent taxable yield for an investor in the 36 percent federal income tax bracket.

OUTLOOK
    We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.
    The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mindset of global investors and the advanced stage of the domestic business cycle.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,


[sig]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[sig]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                            VAN KAMPEN PENNSYLVANIA
                              TAX FREE INCOME FUND

                                             A          B          C
                                           SHARES     SHARES     SHARES
 TOTAL RETURNS
Nine-month total return based on
  NAV(1)................................     5.08%      4.51%      4.51%
Nine-month total return(2)..............      .09%       .51%      3.51%
One-year total return(2)................     2.79%      3.15%      6.15%
Five-year average annual total
  return(2).............................     4.64%      4.63%      4.89%
Ten-year average annual total
  return(2).............................     7.83%        N/A        N/A
Life-of-Fund average annual total
  return(2).............................     8.27%      5.46%      5.18%
Commencement date.......................  05/01/87   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)....................     4.86%      4.38%      4.38%
Taxable equivalent distribution
  rate(4)...............................     7.81%      7.04%      7.04%
SEC Yield(5)............................     3.74%      3.18%      3.22%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a combined federal and state income tax rate of 37.8%, which takes into consideration the deductibility of individual state taxes paid.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities the Fund invests in generally provide yields based upon a higher degree of credit and market risk. An investment in medium- and lower-rated securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payments of interest and principal.

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine-month transition period commencing on January 1, 1998, and ending on September 30, 1998.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen Pennsylvania Tax Free Income Fund vs. the Lehman Brothers Municipal Bond Index (September 30, 1988 through September 30, 1998)

                                    [GRAPH]

                                                            Van Kampen
       Measurement Period           Lehman Brothers      Pennsylvania Tax
     (Fiscal Year Covered)        Municipal Bond Index   Free Income Fund
Sep-88                                  10000.00             9526.00
                                        10176.00             9697.00
                                        10082.40             9613.00
                                        10185.20             9853.00
                                        10396.10             9996.00
                                        10277.50             9943.00
                                        10252.90             9910.00
                                        10495.90            10101.00
                                        10714.20            10367.00
                                        10859.90            10513.00
                                        11007.60            10627.00
                                        10899.70            10552.00
Sep-89                                  10867.00            10511.00
                                        10999.60            10620.00
                                        11192.10            10771.00
                                        11283.90            10920.00
                                        11230.80            10900.00
                                        11330.80            11011.00
                                        11334.20            11047.00
                                        11252.60            10912.00
                                        11497.90            11090.00
                                        11599.10            11169.00
                                        11769.60            11356.00
                                        11598.90            11175.00
Sep-90                                  11605.90            11204.00
                                        11815.90            11329.00
                                        12053.40            11565.00
                                        12106.50            11720.00
                                        12268.70            11847.00
                                        12375.40            12005.00
                                        12380.40            11989.00
                                        12545.00            12126.00
                                        12656.70            12286.00
                                        12644.00            12202.00
                                        12798.30            12348.00
                                        12967.20            12558.00
Sep-91                                  13135.80            12722.00
                                        13254.00            12824.00
                                        13291.10            12887.00
                                        13576.90            13085.00
                                        13608.10            13221.00
                                        13612.20            13261.00
                                        13617.70            13293.00
                                        13738.90            13415.00
                                        13901.00            13587.00
                                        14134.50            13776.00
                                        14558.50            14255.00
                                        14415.90            14022.00
Sep-92                                  14509.60            14106.00
                                        14367.40            13904.00
                                        14624.60            14197.00
                                        14773.70            14406.00
                                        14945.10            14590.00
                                        15486.10            15213.00
                                        15322.00            14960.00
                                        15476.70            15182.00
                                        15563.40            15283.00
                                        15823.30            15595.00
                                        15843.90            15539.00
                                        16173.40            15924.00
Sep-93                                  16357.80            16140.00
                                        16388.90            16162.00
                                        16244.60            15951.00
                                        16587.40            16314.00
                                        16776.50            16523.00
                                        16342.00            16070.00
                                        15676.90            15314.00
                                        15810.10            15407.00
                                        15947.70            15582.00
                                        15850.40            15491.00
                                        16140.50            15788.00
                                        16197.00            15833.00
Sep-94                                  15958.90            15608.00
                                        15674.80            15305.00
                                        15391.10            14982.00
                                        15729.70            15381.00
                                        16179.50            15830.00
                                        16650.40            16310.00
                                        16841.90            16445.00
                                        16862.10            16405.00
                                        17400.00            16843.00
                                        17248.60            16617.00
                                        17412.40            16744.00
                                        17633.60            16980.00
Sep-95                                  17744.70            17029.00
                                        18002.00            17338.00
                                        18300.80            17738.00
                                        18476.50            17938.00
                                        18616.90            18005.00
                                        18490.30            17879.00
                                        18253.60            17630.00
                                        18202.50            17554.00
                                        18195.30            17591.00
                                        18393.60            17722.00
                                        18561.00            17924.00
                                        18557.20            17918.00
Sep-96                                  18817.00            18184.00
                                        19029.70            18368.00
                                        19377.90            18690.00
                                        19296.50            18631.00
                                        19333.20            18593.00
                                        19511.10            18737.00
                                        19251.60            18559.00
                                        19413.30            18682.00
                                        19704.50            18938.00
                                        19915.30            19119.00
                                        20467.00            19650.00
                                        20274.60            19481.00
Sep-97                                  20515.90            19697.00
                                        20647.20            19826.00
                                        20769.00            19932.00
                                        21072.20            20231.00
                                        21289.20            20408.00
                                        21295.60            20439.00
                                        21314.80            20458.00
                                        21218.90            20353.00
                                        21554.10            20670.00
                                        21638.20            20747.00
                                        21692.30            20756.00
                                        22028.50            21030.00
Sep-98                                  22303.90            21260.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). Generally, there is no redemption fee (Contingent Deferred Sales Charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                          PORTFOLIO MANAGEMENT REVIEW
                   VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen Pennsylvania Tax Free Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.
    The Fund's fiscal year end was recently changed from December 31 to September 30. Going forward, your semiannual reports will be dated March 31, and your annual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from December 31, 1997, to September 30, 1998.

Q   HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE PAST NINE MONTHS?

A   While diminishing supply and strong demand fueled the Treasury market, conditions weren't quite as favorable in the municipal bond market. Supply has been very heavy this year, as state and local governments have taken advantage of low interest rates to refinance old debt and issue new bonds. Demand for municipal bonds, however, has been weaker, as domestic and foreign investors displayed a preference for the safety of government securities. Some of the municipal supply was absorbed by institutions that typically purchase taxable securities, given the attractive relative yields offered by municipal bonds. Despite these crossover buyers, demand for municipal bonds was outmatched by the demand for Treasuries, so municipal bond prices did not rally to the same extent as Treasuries.
    At the end of the reporting period, the yield on AAA-rated 30-year general obligation municipal bonds was just slightly less than the yield on long-term Treasuries--even before considering municipals' tax-free advantage. These narrow yield spreads presented an attractive buying opportunity for municipal bonds, relative to Treasuries.
    Through the first half of the year, about 75 percent of Pennsylvania's 1998 issues were insured. Because so much of the new issuance in the state came to market insured, the yield spread between higher-quality securities and lower-rated bonds remained extremely narrow.

Q  HOW HAS THE PORTFOLIO CHANGED OVER THE PAST NINE MONTHS?

A  Pennsylvania has historically been an active issuer of health care debt.
As a result, the portfolio continued to have a significant allocation in the health care sector, although we've decreased that allocation slightly in recent months. Aging state demographics, dependence on Medicare reimbursement, transition to managed care, and overbedded markets are pressuring health care providers. We see the possibility of some credit rating downgrades during the months ahead. Much of our exposure, however, is insured, although this insurance does not protect against changes in the market value of Fund shares.

    Our allocation to AAA-rated securities declined slightly from 49 to 44 percent of the portfolio. The portion of assets allocated to higher-yielding, nonrated issues was 15 percent of the portfolio, up slightly from the beginning of the period. To help protect the portfolio from call risk, we replaced a handful of prerefunded bonds as well as a few higher-yielding bonds. Because of the narrowness of yield spreads, we were very selective in our purchases of higher-yielding bonds. The narrow spreads also contributed to the Fund's relatively low portfolio turnover, as new bonds generally had less attractive coupon rates than did older bonds.
    The Fund's portfolio was widely varied, with holdings in 14 different sectors. Some of the largest sector exposures were in health care (24 percent), industrial revenue (13 percent), and public building (9 percent). For additional Fund portfolio highlights, please refer to page 9.

Q   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A   The Fund's year-to-date total return is 5.08 percent(1) (Class A shares at net asset value), while its distribution rate was 4.86 percent(3) as of September 30, 1998. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 5.84 percent for the same period. This index is a broad-based index of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Fund's distribution rate translates into a taxable-equivalent rate of 7.81 percent(4) for an investor in the 37.8 percent combined federal and state income tax bracket. The Fund's dividend remained unchanged at $0.0775 per share during the period. Please refer to the chart on page 3 for additional Fund performance results.

Q   WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE FUND?

A   The Fed's recent interest-rate cut and the apparent slowdown of the U.S.
economy are likely to sustain lower interest rates--a favorable environment for bonds. (Editor's note: After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.) The supply of municipal bond issues looks like it will remain strong, as low interest rates spark further refunding of outstanding bond issues and bring new municipal bonds into the marketplace. As more investors recognize the value available in the municipal market, demand is likely to increase and municipal bonds could see favorable returns in coming months.
    Because of the low-interest rate environment that we anticipate will continue for the foreseeable future, many of the higher-yielding holdings in the Fund are potential candidates for refunding. To minimize the impact of investment risk on the Fund, we will continue to focus on acquiring noncallable bonds or securities with longer calls.

[SIG]
Dennis S. Pietrzak

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                               PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
 TOP TEN HOLDINGS AS OF SEPTEMBER 30, 1998

                                                 PERCENTAGE OF FUND'S
                                                 LONG-TERM INVESTMENTS
Philadelphia, PA Authority Industrial
  Development Lease Revenue ...................  4.5%
Saint Mary Hospital Authority Bucks PA Catholic
  Health Initiative ...........................  3.1%
Philadelphia, PA Municipal Authority Revenue
  Municipal Services Building Lease Capital
  Appreciation ................................  2.8%
Berks County, PA ..............................  2.7%
Allegheny County, PA Hospital Development
  Authority Revenue Hospital Saint Francis
  Medical Center Project ......................  2.5%
Radnor Township, PA School District ...........  2.2%
Pennsylvania State Higher Education Facility
  Authority Revenue Drexel University .........  2.2%
Delaware County, PA Authority Revenue First
  Mortgage Riddle Village Project .............  2.0%
Pennsylvania Economic Development Financing
  Authority Recovery Revenue Northampton
  Generating ..................................  2.0%
Pennsylvania Economic Development Financing
  Authority Recovery Revenue Colver Project ...  1.9%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF SEPTEMBER 30, 1998
[] AAA............43.6%
[] AA.............14.0%  [Pie Chart]
[] A..............13.1%
[] BBB............12.2%
[] BB............. 2.5%
[] Non-Rated......14.6%

AS OF DECEMBER 31, 1997
[] AAA...........49.0%
[] AA............ 9.2%  [Pie Chart]
[] A.............14.3%
[] BBB...........12.6%
[] BB............ 1.4%
[] Non-Rated.....13.5%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF SEPTEMBER 30, 1998
Health Care............  24.2%
Industrial Revenue.....  13.2%
Other Care.............   9.7%
Public Building........   9.3%
Public Education.......   8.8%

AS OF DECEMBER 31, 1997
Health Care............  21.2%
Industrial Revenue.....  13.8%
Public Education.......  11.1%
Other Care.............   8.3%
Public Building........   7.5%

 DURATION

          AS OF SEPTEMBER 30, 1998 (1)         As of December 31, 1997 (1)
Duration           6.80 years                           7.00 years

(1) Unaudited

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.1%
         PENNSYLVANIA  97.7%
$3,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................   6.625%   01/01/22  $  3,811,360
 1,625   Allegheny Cnty, PA C-34 Conv Cap Apprec.........   8.625    02/15/04     1,989,991
 1,000   Allegheny Cnty, PA Higher Edl Bldg Auth Univ Rev
         Duquesne Univ Proj (AMBAC Insd).................   6.500    03/01/11     1,206,190
 2,140   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
         Allegheny Vly Sch...............................   7.750    02/01/15     2,395,452
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.500    05/15/06     1,076,920
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.500    05/15/07     1,080,050
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.600    05/15/08     1,089,590
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.750    05/15/09     1,098,710
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.750    05/15/10     1,092,690
 1,160   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.750    05/15/17     1,233,428
   925   Allegheny Cnty, PA Indl Dev Auth Med Cent Rev
         Presbyterian Med Cent Rfdg (FHA Gtd)............   6.750    02/01/26     1,033,475
 2,500   Allegheny Cnty, PA Indl Dev Auth Rev
         Environmental Impt Ser A Rfdg...................   6.700    12/01/20     2,766,075
   315   Allegheny Cnty, PA Res Fin Auth Mtg Rev 1983 Ser
         B...............................................       *    10/01/15        53,317
 1,945   Allegheny Cnty, PA Res Mtg Comp Int Single
         Family Ser Z (GNMA Collateralized)..............   6.875    05/01/26     2,095,951
 2,000   Beaver Cnty, PA Hosp Auth Rev Med Cent Beaver PA
         Inc Ser A (Prerefunded @ 07/01/02) (AMBAC
         Insd)...........................................   6.250    07/01/22     2,210,040
 4,500   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Ser A Rfdg.....   7.750    09/01/24     4,713,300
 6,000   Berks Cnty, PA (Inverse Fltg) (FGIC Insd).......   8.672    11/10/20     7,305,000
 2,000   Berks Cnty, PA Muni Auth Rev Highlands at
         Wyomissing Proj B...............................   6.875    10/01/17     2,184,840
 3,000   Berks Cnty, PA Muni Auth Rev Hlth Care Pooled
         Fin Proj........................................   5.000    03/01/28     2,970,210
   965   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg...................................   7.500    05/15/13     1,082,730
 1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg...................................   7.700    05/15/22     1,129,910
 2,750   Bradford Cnty, PA Indl Dev Auth Solid Waste Disp
         Rev Intl Paper Co Proj A........................   6.600    03/01/19     3,053,847
 1,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Rfdg..................   7.500    09/01/15     1,120,530

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$1,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys
         Rev (AMBAC Insd)................................   5.650%   05/15/20  $  1,052,300
 1,880   Chester Cnty, PA Hlth & Edl The Chester Cnty
         Hosp (MBIA Insd)................................   5.625    07/01/08     2,075,106
   760   Chichester Sch Dist PA Ser 1989 (MBIA Insd).....       *    06/01/01       687,162
   860   Chichester Sch Dist PA Ser 1989 (MBIA Insd).....       *    06/01/02       746,626
   915   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj (Prerefunded @ 07/01/01)...................   8.500    07/01/13     1,032,989
 1,000   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj (Prerefunded @ 07/01/01)...................   8.500    07/01/21     1,140,960
 1,130   Clearfield Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg K Mart Corp Ser A Rfdg................   7.200    07/01/07     1,217,033
 2,230   Cumberland Cnty, PA Muni Auth Rev First Mtg
         Carlisle Hosp & Hlth............................   6.800    11/15/23     2,456,167
 2,000   Dauphin Cnty, PA Genl Auth Rev Hotel & Conf Cent
         Hyatt Regency...................................   6.200    01/01/29     2,019,000
 1,000   Dauphin Cnty, PA Genl Auth Rev Office & Pkg
         Riverfront Office...............................   6.000    01/01/25     1,013,520
 2,475   Delaware Cnty, PA Auth Rev Elwyn Inc Proj
         (Prerefunded @ 06/01/00)........................   8.350    06/01/15     2,707,378
 1,500   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj (Prerefunded @ 06/01/02)...................   9.250    06/01/22     1,799,580
   500   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj Rfdg.......................................   6.200    06/01/05       529,015
 3,000   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj Rfdg.......................................   7.000    06/01/26     3,187,590
 2,000   Erie Cnty, PA Hosp Auth Rev Saint Vincent Hlth
         Cent Proj Ser A (MBIA Insd).....................   6.375    07/01/22     2,191,340
 4,780   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)....       *    09/01/24     1,351,019
 3,500   Geisinger, PA Auth Hlth Sys Rev PA St Geisinger
         Hlth Sys Ser A..................................   5.000    08/15/28     3,480,960
 1,985   Greene Cnty, PA Unlimited Tax (Prerefunded @
         08/01/00).......................................   8.500    08/01/10     2,135,165
 1,000   Harrisburg, PA Auth Office & Pkg Rev Ser A......   6.000    05/01/19     1,017,060
 3,000   Harrisburg, PA Auth Rev Pooled Univ Pgm Ser 11
         (MBIA Insd).....................................   5.625    09/15/17     3,236,190
   900   Hazleton, PA Hlth Svcs Auth Hosp Rev............   5.500    07/01/07       968,499
   650   Hazleton, PA Hlth Svcs Auth Saint Joseph Med
         Cent Rfdg.......................................   5.850    07/01/06       701,766
 1,750   Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Metro Edison Co Proj A (AMBAC Insd).............   5.950    05/01/27     1,920,607
   570   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/13       281,985
   570   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/14       266,606

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$ 500    Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/15  $    221,220
  490    Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/16       204,511
  500    Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/17       197,735
  500    Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/18       187,620
  560    Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/19       199,713
2,500    Jim Thorpe, PA Area Sch Dist Ser A (MBIA
         Insd)...........................................   5.375%   03/15/22     2,604,525
1,800    Kiski, PA Area Sch Dist (FGIC Insd).............   5.300    03/01/17     1,881,306
2,000    Lehigh Cnty, PA Genl Purp Auth Cedar Crest
         College Rfdg....................................   6.700    04/01/26     2,205,700
1,760    Lehigh Cnty, PA Genl Purp Auth Rev Kidspeace
         Oblig Group.....................................   6.000    11/01/23     1,779,501
1,085    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
         Lifepath Inc Proj...............................   6.300    06/01/28     1,071,958
1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA
         Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd).........   6.400    11/01/21     1,106,820
2,000    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A........................   6.500    07/01/22     2,184,020
2,500    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A (Prerefunded @
         07/01/00).......................................   7.750    07/01/16     2,716,300
1,000    McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp
         Proj (Crossover Rfdg @ 10/01/00)................   8.875    10/01/20     1,113,980
  750    McKeesport, PA Indl Dev Auth Rev The Kroger Corp
         Allegheny Cnty Rfdg.............................   8.650    06/01/11       842,190
3,000    Monroeville, PA Hosp Auth Hosp Rev Forbes Hlth
         Sys Rfdg........................................   6.250    10/01/15     2,820,000
  500    Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Suburban Genl Hosp Bonds (AMBAC Insd).......   7.250    05/01/16       506,445
2,000    Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev.......................................   6.300    01/01/13     2,047,620
2,250    Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev Adult Cmntys Total Svcs Ser B.........   5.625    11/15/12     2,381,602
2,500    Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Philadelphia Elec Co Ser A Rfdg.............   7.600    04/01/21     2,708,575
3,000    Montgomery Cnty, PA Indl Dev Auth Rev Res Recov
         (LOC -- Banque Paribas).........................   7.500    01/01/12     3,294,270
1,000    Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth
         Academy (LOC -- Summit Bank)....................   7.750    09/01/24     1,125,320
1,415    New Kensington Arnold, PA Sch Dist (FGIC
         Insd)...........................................   5.500    05/15/17     1,508,376
3,300    New Kensington Arnold, PA Sch Dist (FGIC
         Insd)...........................................   5.500    05/15/26     3,488,826
1,500    North Penn, PA Wtr Auth Wtr Rev (FGIC Insd).....   6.200    11/01/22     1,635,660

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$1,000   North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
         11/01/04) (FGIC Insd)...........................   6.875%   11/01/19  $  1,170,620
 2,500   Northampton Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Bethlehem Steel Rfdg........................   7.550    06/01/17     2,798,150
 1,000   Northeastern PA Hosp & Edl Auth College Rev Gtd
         Luzerne Cnty Cmnty College (Prerefunded @
         02/15/05) (AMBAC Insd)..........................   6.625    08/15/15     1,150,920
 2,247   Oil City, PA Towne Tower Proj...................   6.750    05/01/20     2,499,049
 1,335   Penn Hills, PA (FGIC Insd)......................   5.800    12/01/13     1,481,490
 1,600   Penn Hills, PA (FGIC Insd)......................   5.850    12/01/14     1,774,800
 1,335   Penn Hills, PA (FGIC Insd)......................   5.900    12/01/17     1,475,642
 3,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................   7.050    12/01/10     3,361,890
 1,500   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................   7.125    12/01/15     1,684,290
 5,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Northampton Generating Ser A....................   6.600    01/01/19     5,386,800
 4,000   Pennsylvania Hsg Fin Agy (Inverse Fltg).........   9.914    10/03/23     4,565,000
 1,000   Pennsylvania Hsg Fin Agy Rental Hsg Rfdg (FNMA
         Collateralized).................................   6.500    07/01/23     1,073,680
 1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         40..............................................   6.900    04/01/25     1,090,500
 2,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         42..............................................   6.850    04/01/25     2,733,550
   850   Pennsylvania Infrastructure Invt Auth Rev
         Pennvest Subser B (Prerefunded @ 09/01/02)......   6.800    09/01/10       943,738
 2,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
         City of Philadelphia (MBIA Insd)................   5.600    06/15/15     2,111,800
 4,000   Pennsylvania St Ctfs Partn (FSA Insd)...........   6.250    05/01/16     4,330,080
 2,000   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
         Insd)...........................................   9.672    09/01/26     2,337,500
 2,500   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser B (Inverse Fltg) (MBIA
         Insd)...........................................  10.941    03/01/20     2,815,625
 4,000   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser C (AMBAC Insd)...............   6.400    03/01/22     4,207,360
 1,200   Pennsylvania St Higher Edl Fac Auth College &
         Univ Rev Bryn Mawr College (MBIA Insd)..........   5.625    12/01/27     1,301,136
 5,400   Pennsylvania St Higher Edl Fac Auth Rev Drexel
         Univ Rfdg.......................................   6.375    05/01/17     5,909,058
 1,000   Philadelphia, PA Auth For Indl Dev Hlth Care Fac
         Rev.............................................   5.750    05/15/18     1,010,150
 2,505   Philadelphia, PA Auth For Indl Dev Rev Coml Dev
         RMK Rfdg........................................   7.750    12/01/17     2,846,181
 3,000   Philadelphia, PA Auth For Indl Dev Rev Long-Term
         Care Maplewood..................................   8.000    01/01/24     3,354,240
11,565   Philadelphia, PA Auth Indl Dev Lease Rev Ser A
         (MBIA Insd).....................................   5.375    02/15/27    12,117,229
 3,000   Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
         Insd)...........................................   6.250    07/01/08     3,337,620

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$ 250    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Albert Einstein Med Cent (Prerefunded @
         10/01/01).......................................   7.000%   10/01/21  $    277,913
2,800    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Chestnut Hill Hosp..........................   6.500    11/15/22     3,021,536
4,000    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A......................   6.625    11/15/23     4,328,840
  760    Philadelphia, PA Hosps & Higher Edl Fac Auth
         Rev.............................................   6.300    07/01/14       776,158
  985    Philadelphia, PA Hosps & Higher Edl Fac Auth
         Rev.............................................   6.400    07/01/17     1,005,892
  450    Philadelphia, PA Hosps & Higher Edl Fac Auth
         Rev.............................................   6.500    07/01/21       460,282
1,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................       *    03/15/08     1,003,065
3,750    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................       *    03/15/11     2,127,975
3,775    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................       *    03/15/12     2,033,479
4,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................       *    03/15/13     2,292,345
2,155    Philadelphia, PA Muni Auth Rev Rfdg (Prerefunded
         @ 04/01/00) (FGIC Insd).........................   7.800    04/01/18     2,287,058
1,800    Philadelphia, PA Wtr & Swr Rev Ser 16
         (Prerefunded @ 08/01/01)........................   7.500    08/01/10     2,018,088
2,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
         Insd) (b).......................................   5.625    06/15/08     2,217,600
1,470    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
         C1..............................................   6.800    10/01/25     1,573,209
1,475    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D...   6.250    10/01/17     1,587,690
  795    Pittsburgh, PA Urban Redev Auth Single Family
         Mtg Rev Ser A (GNMA Collateralized).............   8.000    12/01/20       821,124
4,500    Pottsville, PA Hosp Auth Rev Pottsville Hosp
         (ACA CBI Insd)..................................   5.500    07/01/18     4,620,915
2,665    Radnor Twp, PA Sch Dist.........................   5.750    03/15/19     2,868,979
3,000    Radnor Twp, PA Sch Dist.........................   5.750    03/15/26     3,218,790
8,500    Saint Mary Hosp Auth Bucks PA Catholic Hlth Init
         A...............................................   5.000    12/01/28     8,453,505
1,000    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
         Marian Cmnty Hosp Proj Rfdg.....................   7.125    01/15/13     1,096,840
2,000    Shaler, PA Area Sch Dist Cap Apprec Ser A (FGIC
         Insd)...........................................       *    11/15/22       618,120
2,650    Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
         Regl Hlth Sys Proj A Rfdg (Prerefunded @
         12/01/02).......................................   6.875    12/01/09     3,013,447
  355    Somerset Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg K Mart Corp Ser A Rfdg................   7.200    04/01/07       380,958
  650    Springfield Twp, PA Swr Auth Gtd................   5.800    10/15/18       666,529
1,000    Springfield Twp, PA Swr Auth Gtd................   6.000    10/15/27     1,028,980

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$2,180   State Pub Sch Bldg Auth PA Sch Rev Burgettstown
         Sch Dist Ser D (Prerefunded @ 02/01/05) (MBIA
         Insd)...........................................   6.500%   02/01/14  $  2,496,013
 1,300   State Pub Sch Bldg Auth PA Sch Rev Pittson Area
         Sch Dist Ser P (FSA Insd) (a)...................   5.000    07/15/21     1,303,393
 1,500   Washington Cnty, PA Auth Lease Rev Muni Fac Pool
         Cap Ser C Subser C-1D (Prerefunded @ 06/15/00)
         (AMBAC Insd)....................................   7.450    12/15/18     1,637,100
 2,935   West Shore, PA Area Auth Hlth Cent Rev United
         Methodist Homes Aging Inc (Prerefunded @
         06/01/01) (LOC -- Bank of Scotland).............   7.400    06/01/16     3,263,397
 1,000   West Shore, PA Area Hosp Auth Hosp Rev Holy
         Spirit Hosp Proj (MBIA Insd)....................   5.700    01/01/22     1,066,940
   350   Westmoreland Cnty, PA Indl Dev Auth Rev Citizens
         Genl Hosp Proj A Rfdg...........................   8.250    07/01/13       355,380
                                                                               ------------
                                                                                269,832,660
                                                                               ------------
         GUAM  0.4%
 1,000   Guam Arpt Auth Rev Ser B........................   6.700    10/01/23     1,104,800
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $244,880,737)........................................................   270,937,460
SHORT-TERM INVESTMENTS  0.2%
  (Cost $400,000)............................................................       400,000
                                                                               ------------
TOTAL INVESTMENTS  98.3%
  (Cost $245,280,737)........................................................   271,337,460
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%..................................     4,724,851
                                                                               ------------
NET ASSETS  100.0%...........................................................  $276,062,311
                                                                               ============

* Zero coupon bond

(a)  Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $245,280,737).......................  $271,337,460
Cash........................................................       277,202
Receivables:
  Interest..................................................     4,178,992
  Investments Sold..........................................     2,561,263
  Fund Shares Sold..........................................       122,038
Other.......................................................        18,800
                                                              ------------
      Total Assets..........................................   278,495,755
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,280,155
  Income Distributions......................................       478,378
  Distributor and Affiliates................................       174,123
  Investment Advisory Fee...................................       134,912
  Fund Shares Repurchased...................................       109,183
Trustees' Deferred Compensation and Retirement Plans........       149,560
Accrued Expenses............................................       107,133
                                                              ------------
      Total Liabilities.....................................     2,433,444
                                                              ------------
NET ASSETS..................................................  $276,062,311
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $250,373,504
Net Unrealized Appreciation.................................    26,056,723
Accumulated Undistributed Net Investment Income.............       358,014
Accumulated Net Realized Loss...............................      (725,930)
                                                              ------------
NET ASSETS..................................................  $276,062,311
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $219,282,152 and 12,021,762 shares of
    beneficial interest issued and outstanding).............  $      18.24
    Maximum sales charge (4.75%* of offering price).........           .91
                                                              ------------
    Maximum offering price to public........................  $      19.15
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $53,497,854 and 2,934,927 shares of
    beneficial interest issued and outstanding).............  $      18.23
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,282,305 and 180,058 shares of
    beneficial interest issued and outstanding).............  $      18.23
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Nine Months Ended September 30, 1998 and the
                          Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                   Nine Months Ended       Year Ended
                                                   September 30, 1998   December 31, 1997
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest........................................      $12,528,072          $17,301,880
                                                      -----------          -----------
EXPENSES:
Investment Advisory Fee.........................        1,234,844            1,645,589
Distribution (12b-1) and Service Fees
  (Attributed to Classes A, B and C of $407,027,
  $392,267 and $24,549, respectively, for the
  nine months ended 9/30/98 and $551,201,
  $490,120 and $30,079, respectively, for the
  year ended 12/31/97)..........................          823,843            1,071,400
Shareholder Services............................          149,608              266,800
Trustees' Fees and Expenses.....................           29,487               36,431
Legal...........................................            5,707               27,200
Custody.........................................            1,209                8,362
Other...........................................          194,460              183,017
                                                      -----------          -----------
    Total Expenses..............................        2,439,158            3,238,799
                                                      -----------          -----------
NET INVESTMENT INCOME...........................      $10,088,914          $14,063,081
                                                      ===========          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...................................      $ 2,314,845          $ 1,516,339
  Futures.......................................          (51,614)            (467,390)
                                                      -----------          -----------
Net Realized Gain...............................        2,263,231            1,048,949
                                                      -----------          -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................       25,057,255           17,962,920
  End of the Period:
    Investments.................................       26,056,723           25,057,255
                                                      -----------          -----------
Net Unrealized Appreciation During the Period...          999,468            7,094,335
                                                      -----------          -----------
NET REALIZED AND UNREALIZED GAIN................      $ 3,262,699          $ 8,143,284
                                                      ===========          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS......      $13,351,613          $22,206,365
                                                      ===========          ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

              For the Nine Months Ended September 30, 1998 and the
                     Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                   Nine Months Ended        Year Ended          Year Ended
                                   September 30, 1998   December 31, 1997    December 31, 1996
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............        $10,088,914         $ 14,063,081        $ 14,364,732
Net Realized Gain.................          2,263,231            1,048,949           1,606,502
Net Unrealized
  Appreciation/Depreciation.......            999,468            7,094,335          (5,619,309)
                                         ------------         ------------        ------------
Change in Net Assets from
  Operations......................         13,351,613           22,206,365          10,351,925
                                         ------------         ------------        ------------
Distributions from Net Investment
  Income:
  Class A Shares..................         (8,483,120)         (11,483,502)        (11,821,553)
  Class B Shares..................         (1,740,891)          (2,162,615)         (2,128,485)
  Class C Shares..................           (108,827)            (132,920)           (151,397)
                                         ------------         ------------        ------------
    Total Distributions...........        (10,332,838)         (13,779,037)        (14,101,435)
                                         ------------         ------------        ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...........          3,018,775            8,427,328          (3,749,510)
                                         ------------         ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........         14,901,436           20,080,197          35,010,881
Net Asset Value of Shares Issued
  Through Dividend Reinvestment...          5,939,810            7,972,553           8,324,756
Cost of Shares Repurchased........        (26,619,385)         (36,874,447)        (37,239,983)
                                         ------------         ------------        ------------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................         (5,778,139)          (8,821,697)          6,095,654
                                         ------------         ------------        ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS..........................         (2,759,364)            (394,369)          2,346,144
NET ASSETS:
Beginning of the Period...........        278,821,675          279,216,044         276,869,900
                                         ------------         ------------        ------------
End of the Period (including
  accumulated undistributed net
  investment income of $358,014,
  $601,938 and $317,894,
  respectively)...................       $276,062,311         $278,821,675        $279,216,044
                                         ============         ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                          Year Ended December 31
                         Nine Months Ended    -----------------------------------------------
Class A Shares           September 30, 1998    1997      1996      1995      1994      1993
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.............         $18.038         $17.490   $17.737   $16.081   $18.062   $16.899
                              -------         -------   -------   -------   -------   -------
Net Investment
  Income.............            .684            .928      .919      .946      .965     1.027
Net Realized and
  Unrealized
  Gain/Loss..........            .216            .528     (.263)    1.660    (1.985)    1.164
                              -------         -------   -------   -------   -------   -------
Total from Investment
  Operations.........            .900           1.456      .656     2.606    (1.020)    2.191
Less Distributions
  from and in Excess
  of Net Investment
  Income.............            .698            .908      .903      .950      .961     1.028
                              -------         -------   -------   -------   -------   -------
Net Asset Value, End
  of the Period......         $18.240         $18.038   $17.490   $17.737   $16.081   $18.062
                              =======         =======   =======   =======   =======   =======
Total Return* (a)....           5.08%**         8.59%     3.86%    16.62%    (5.72%)   13.25%
Net Assets at End of
  the Period (In
  millions)..........         $ 219.3         $ 223.9   $ 227.4   $ 226.7   $ 203.2   $ 221.7
Ratio of Expenses to
  Average Net
  Assets*............           1.03%           1.04%     1.09%     1.00%      .90%      .71%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............           5.06%           5.27%     5.32%     5.57%     5.73%     5.80%
Portfolio Turnover...             29%**           46%       57%       28%        8%        1%
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets.............             N/A             N/A     1.09%     1.14%     1.17%     1.09%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............             N/A             N/A     5.31%     5.42%     5.46%     5.41%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                             Nine Months                                                May 1, 1993
                                Ended              Year Ended December 31              (Commencement
                            September 30,   -------------------------------------   of Distributions) to
      Class B Shares            1998         1997      1996      1995      1994      December 31, 1993
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............    $18.031      $17.484   $17.731   $16.080   $18.055              $17.460
                               -------      -------   -------   -------   -------              -------
Net Investment Income......       .579         .791      .788      .819      .841                 .586
Net Realized and Unrealized
  Gain/Loss................       .217         .531     (.264)    1.659    (1.985)                .603
                               -------      -------   -------   -------   -------              -------
Total from Investment
  Operations...............       .796        1.322      .524     2.478    (1.144)               1.189
Less Distributions from and
  in Excess of Net
  Investment Income........       .599         .775      .771      .827      .831                 .594
                               -------      -------   -------   -------   -------              -------
Net Asset Value, End of the
  Period...................    $18.228      $18.031   $17.484   $17.731   $16.080              $18.055
                               =======      =======   =======   =======   =======              =======
Total Return* (a)..........      4.51%**      7.78%     3.07%    15.72%    (6.39%)               6.81%**
Net Assets at End of the
  Period (In millions).....    $  53.5      $  51.9   $  48.4   $  46.8   $  37.6              $  27.7
Ratio of Expenses to
  Average Net Assets*......      1.79%        1.79%     1.85%     1.75%     1.64%                1.48%
Ratio of Net Investment
  Income to Average Net
  Assets*..................      4.29%        4.51%     4.56%     4.81%     4.98%                4.47%
Portfolio Turnover.........        29%**        46%       57%       28%        8%                   1%**
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......        N/A          N/A     1.85%     1.89%     1.90%                1.82%
Ratio of Net Investment
  Income to Average Net
  Assets...................        N/A          N/A     4.55%     4.66%     4.71%                4.13%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                        August 13, 1993
                                                     Year Ended December 31              (Commencement
                         Nine Months Ended    -------------------------------------   of Distributions) to
Class C Shares           September 30, 1998    1997      1996      1995      1994      December 31, 1993
----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.............         $18.031         $17.482   $17.729   $16.079   $18.045       $    17.850
                              -------         -------   -------   -------   -------       -----------
Net Investment
  Income.............            .576            .795      .788      .812      .850              .325
Net Realized and
  Unrealized
  Gain/Loss..........            .221            .529     (.264)    1.665    (1.985)             .208
                              -------         -------   -------   -------   -------       -----------
Total from Investment
  Operations.........            .797           1.324      .524     2.477    (1.135)             .533
Less Distributions
  from and in Excess
  of Net Investment
  Income.............            .599            .775      .771      .827      .831              .338
                              -------         -------   -------   -------   -------       -----------
Net Asset Value, End
  of the Period......         $18.229         $18.031   $17.482   $17.729   $16.079       $    18.045
                              =======         =======   =======   =======   =======       ===========
Total Return* (a)....           4.51%**         7.78%     3.08%    15.72%    (6.34%)            2.98%**
Net Assets at End of
  the Period (In
  millions)..........         $   3.3         $   3.0   $   3.4   $   3.4   $   2.2       $       2.1
Ratio of Expenses to
  Average Net
  Assets*............           1.79%           1.79%     1.85%     1.75%     1.63%             1.54%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............           4.29%           4.52%     4.56%     4.76%     4.97%             4.08%
Portfolio Turnover...             29%**           46%       57%       28%        8%                1%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets.............             N/A             N/A     1.85%     1.90%     1.90%             1.89%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............             N/A             N/A     4.55%     4.61%     4.70%             3.73%

** Non-Annualized

(a) Total Return is based upon the net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine-month period commencing on January 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class

                               September 30, 1998
--------------------------------------------------------------------------------

of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $725,930 which expires on September 30, 2003.

    At September 30, 1998, for federal income tax purposes, the cost of long- and short-term investments is $245,280,737; the aggregate gross unrealized appreciation is $26,134,852 and the aggregate gross unrealized depreciation is $78,129, resulting in net unrealized appreciation of $26,056,723.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    For the nine months ended September 30, 1998, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999 the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%
Over $500 million.......................................     .500 of 1%

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $5,600 and $15,000, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $75,300 and $92,600, respectively,

                               September 30, 1998
--------------------------------------------------------------------------------

representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $102,500 and $171,000, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized.

     At September 30, 1998, capital aggregated $195,613,792, $51,557,103 and
$3,202,609 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       520,818   $  9,392,200
  Class B..........................................       265,723      4,794,537
  Class C..........................................        39,580        714,699
                                                       ----------   ------------
Total Sales........................................       826,121   $ 14,901,436
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       268,259   $  4,841,424
  Class B..........................................        56,752      1,023,605
  Class C..........................................         4,146         74,781
                                                       ----------   ------------
Total Dividend Reinvestment........................       329,157   $  5,939,810
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,181,685)  $(21,304,126)
  Class B..........................................      (266,552)    (4,793,744)
  Class C..........................................       (28,889)      (521,515)
                                                       ----------   ------------
Total Repurchases..................................    (1,477,126)  $(26,619,385)
                                                       ==========   ============

                               September 30, 1998
--------------------------------------------------------------------------------

     At December 31, 1997, capital aggregated $202,684,294, $50,532,705 and
$2,934,644 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       692,357   $ 12,191,057
  Class B..........................................       417,052      7,341,964
  Class C..........................................        31,224        547,176
                                                       ----------   ------------
Total Sales........................................     1,140,633   $ 20,080,197
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       377,505   $  6,642,967
  Class B..........................................        70,331      1,237,722
  Class C..........................................         5,226         91,864
                                                       ----------   ------------
Total Dividend Reinvestment........................       453,062   $  7,972,553
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,659,697)  $(29,155,783)
  Class B..........................................      (377,046)    (6,611,488)
  Class C..........................................       (63,577)    (1,107,176)
                                                       ----------   ------------
Total Repurchases..................................    (2,100,320)  $(36,874,447)
                                                       ==========   ============

                               September 30, 1998
--------------------------------------------------------------------------------

     At December 31, 1996, capital aggregated $213,006,053, $48,564,507 and
$3,402,780 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,590,112   $ 27,397,512
  Class B..........................................       406,876      7,067,219
  Class C..........................................        31,825        546,150
                                                       ----------   ------------
Total Sales........................................     2,028,813   $ 35,010,881
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       402,847   $  6,971,101
  Class B..........................................        72,020      1,245,925
  Class C..........................................         6,228        107,730
                                                       ----------   ------------
Total Dividend Reinvestment........................       481,095   $  8,324,756
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,768,713)  $(30,558,627)
  Class B..........................................      (349,466)    (6,031,703)
  Class C..........................................       (37,401)      (649,653)
                                                       ----------   ------------
Total Repurchases..................................    (2,155,580)  $(37,239,983)
                                                       ==========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                YEAR OF REDEMPTION                     CLASS B      CLASS C
------------------------------------------------------------------------------
First..............................................       4.00%          1.00%
Second.............................................       3.75%           None
Third..............................................       3.50%           None
Fourth.............................................       2.50%           None
Fifth..............................................       1.50%           None
Sixth..............................................       1.00%           None
Seventh and Thereafter.............................        None           None

                               September 30, 1998
--------------------------------------------------------------------------------

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $33,100 and $50,300, respectively and CDSC on redeemed shares of approximately $46,900 and $99,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the nine month period ending September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $80,333,053 and $89,194,145, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $124,610,146 and $129,034,925, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or

                               September 30, 1998
--------------------------------------------------------------------------------

made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, for the nine months ended September 30, 1998 and the year ended December 31, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996..........................          -0-
Futures Opened............................................          900
Futures Closed............................................         (900)
                                                                   ----
Outstanding at December 31, 1997..........................          -0-
Futures Opened............................................          100
Futures Closed............................................         (100)
                                                                   ----
Outstanding at September 30, 1998.........................          -0-
                                                                   ====

B. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $280,778 and $353,100, respectively.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

    Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the

                               September 30, 1998
--------------------------------------------------------------------------------

internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Pennsylvania Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Pennsylvania Tax Free Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
November 6, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of
1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.